                           	UNITED STATES
                  	SECURITIES AND EXCHANGE COMMISSION

                     	WASHINGTON, D.C.  20549

                            	FORM 8-K

                         	CURRENT REPORT

               	Pursuant to Section 13 or 15(d) of the
                 	Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 15, 1996



                      	NATIONSBANK OF DELAWARE, N.A.
                       -----------------------------
           	(Exact name of registrant as specified in its charter) (Originator of the NationsBank Credit Card Master Trust)

	United States               			33-69572                   			51-0313900
 -------------                  --------                      ----------
	(State or other          		(Commission File              	(I.R.S. employer
	Jurisdiction of               		Number)               			Identification No.)
	Incorporation

                    	Blue Hen Corporate Center, Route 113
                         	Dover, Delaware  19901
                 	(Address of principal executive offices)
                  ----------------------------------------

	Registrant's telephone number including area code:  (302) 672-4321
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Item 5.    	Other Events
            ------------
          		The Registrant hereby incorporates by reference the information contained in Exhibit 99 hereto in response to this Item 5.

Item 7.    	Financial Statements, Pro Forma Financial Statements and Exhibits
            -----------------------------------------------------------------
          		(c)	Exhibits

         			99A	Monthly Certificateholder's Statement --
            				NationsBank Credit Card Master Trust
            				$750,000,000 Class A 4.75% Asset Backed
            				Certificates, Series 1993-1

	         		99B	Monthly Certificateholder's Statement --
            				NationsBank Credit Card Master Trust
            				$47,873,000 Class B 4.875% Asset Backed
            				Certificates, Series 1993-1

         			99C	Monthly Certificateholder's Statement --
            				NationsBank Credit Card Master Trust
            				$500,000,000 Class A 6.0% Asset Backed
            				Certificates, Series 1993-2

         			99D	Monthly Certificateholder's Statement --
            				NationsBank Credit Card Master Trust
            				$31,915,000 Class B 6.25% Asset Backed
            				Certificates, Series 1993-2
           99E  Monthly Certificateholder's Statement --
                NationsBank Credit Card Master Trust
                $1,000,000,000 Class A 6.45% Asset Backed
                Certificates, Series 1995-1

           99F  Monthly Certificateholder's Statement --
                NationsBank Credit Card Master Trust
                $51,137,000 Class B 6.625% Asset Backed
                Certificates, Series 1995-1

           99G  Monthly Certificateholder's Statement --
                NationsBank Credit Card Master Trust
                $85,227,375 Collateral Indebtedness
                Interest, Series 1995-1
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        			99H  Monthly Certificateholder's Statement --
                NationsBank Credit Card Master Trust
                $756,000,000 Class A 5.775% Asset Backed
                Certificates, Series 1996-1

           99I  Monthly Certificateholder's Statement --
                NationsBank Credit Card Master Trust
                $58,500,000 Class 5.905% Asset Backed
                Certificates, Series 1996-1

           99J  Monthly Certificateholder's Statement --
                NationsBank Credit Card Master Trust
                $76,500,000 Collateral Indebtedness
                Interest, Series 1996-1



                               	SIGNATURES

  		Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       	NATIONSBANK OF DELAWARE, N.A.
                        -----------------------------
                         							(Registrant)

Dated:		November 26, 1996				                  By:  /s/ Leslie J. Fitzpatrick
                                                    -------------------------
	                                        						Name: 	Leslie J.Fitzpatrick
                                        							Title:	Senior Vice President
                                         									(Duly Authorized Officer)
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						                                                        				Sequentially
Exhibit								                                                  	  Numbered
Number				                      Exhibit				                           Page
-------                         -------                           -------------

99A              		Monthly Certificateholder's Statement --      		Exhibit 99
                 		NationsBank Credit Card Master Trust             		A & B
                 		$750,000,000 Class A 4.75% Asset Backed	          	6 - 11
                 		Certificates, Series 1993-1

99B              		Monthly Certificateholder's Statement --	      	Exhibit 99
                 		NationsBank Credit Card Master Trust	             	A & B
                 		$47,873,000 Class B 4.875% Asset Backed		          6 - 11
                 		Certificates, Series 1993-1

99C              		Monthly Certificateholder's Statement --      		Exhibit 99
                 		NationsBank Credit Card Master Trust	             	C & D
                 		$500,000,000 Class A 6.0% Asset Backed		          12 - 17
                 		Certificates, Series 1993-2

99D	              	Monthly Certificateholder's Statement --	      	Exhibit 99
                 		NationsBank Credit Card Master Trust		             C & D
                 		$31,915,000 Class B 6.25% Asset Backed		          12 - 17
                 		Certificates, Series 1993-2

99E               	Monthly Certificateholder's Statement --     	  Exhibit 99
                  	NationsBank Credit Card Master Trust         	    E,F,&G
                  	$1,000,000,000 Class A 6.45% Asset Backed    	    18 - 23
                  	Certificates, Series 1995-1

99F               	Monthly Certificateholder's Statement --     	  Exhibit 99
                  	NationsBank Credit Card Master Trust         	    E,F,&G
                  	$51,137,000 Class B 6.625% Asset Backed          	18 - 23
                  	Certificates, Series 1995-1

99G               	Monthly Certificateholder's Statement --     	  Exhibit 99
          	        NationsBank Credit Card Master Trust         	    E,F,&G
                  	$85,227,375 Collateral Indebtedness              	18 - 23
                  	Interest, Series 1995-1

99H               	Monthly Certificateholder's Statement --     	  Exhibit 99
                  	NationsBank Credit Card Master Trust         	    H,I,& J
                  	$756,000,000 Class A 5.775% Asset Backed         	24 - 30
                  	Certificates, Series 1996-1

99I               	Monthly Certificateholder's Statement --       	Exhibit 99
                  	NationsBank Credit Card Master Trust	            	H,I & J
                  	$58,500,000 Class B 5.905% Asset Backed      	    24 - 30
                  	Certificates, Series 1996-1

99J               	Monthly Certificateholder's Statement --       	Exhibit 99
                  	NationsBank Credit Card Master Trust         	    H,I & J
                  	$76,500,000 Collateral Indebtedness          	    24 - 30
                  	Interest, Series 1996-1